April 1, 2024

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Opportunistic Small Cap Fund

Supplement to Current Summary Prospectus and Prospectus

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .05% of the value of the fund's average daily net assets until December 29, 2024. On or after December 29, 2024, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

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